UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

General Environmental Management, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-38	87-0485313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169

(Address of principal executive offices) (zip code)

908-312-1014

(Registrant’s telephone number, including area code)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2019 Small Cap Compliance, LLC was awarded custodianship of the Company by the Eighth Judicial District Court of Nevada.

On April 9, 2019 Rhonda Keaveney was appointed as President and Director.

On May 24, 2019 Rhonda Keaveney resigned as an Officer and Director.

On May 24, 2019 Joel Bordeaux was appointed CEO and Director.

On May 24, 2019 Ken Rubin was appointed Director.

On October 24, 2020 Joel Bordeaux resigned as an Officer and Director.

On October 24, 2020 Ken Rubin resigned as a Director.

On December 22, 2020 Jason Tucker was appointed as CEO and Director. Mr. Tucker has 15 years experience in Business Development, Project Management, Account Management and Sales Engineering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Custodian Notice of Entry of Order

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Environmental Management, Inc.

Date: December 28, 2020	By:	/s/ Jason Tucker
Chief Executive Officer

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